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                                  EXHIBIT 4(c)

                            GROUP ANNUITY APPLICATION





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                 APPLICATION FOR KEYPORT LIFE INSURANCE COMPANY
                    GROUP MODIFIED GUARANTY ANNUITY CONTRACT



     Please send application to:             Keyport Life Insurance Company
                                             125 High Street
                                             Boston, MA 02110



     1.   Contract Owner:
                         -------------------------------------------------------
                                             (Name)

          ----------------------------------------------------------------------
          (Street)            (City)              (State)             (Zip)

          ------------------------           -----------------------------------
          (Telephone)                        (Name of Person to Contact)

     2.   Nature of Group:
                          ------------------------------------------------------

     3.   Number of Participants in Group:
                                          --------
     4.   Special Requests:
                           -----------------------------------------------------


********************************************************************************


          Signed At:
                    --------------           -----------------------------------
                    (City, State)            (Signature of Contract Owner)


                                        By:
          ------------------------           -----------------------------------
                    (Date)                             (Name)


                                        ----------------------------------------
                                        (Title)


********************************************************************************


                                 AGENT'S REPORT

     Agent's Name:                                Agency Phone:
                  --------------------------                   -----------------
                 (Print Exact Name on License)

     Agency Name:
                 ----------------------------     ------------------------------
                                                  (Signature of Agent)
     Agency Address:
                    ------------------------------------------------------------
     [   ]  [   ]  [   ]  [   ]  [   ]  -  [   ]  [   ]  [   ]  [   ]  [   ]

                             (Home Office Use Only)



     AP/MVA-1996                             Keyport Contract #
                                                               -----------------